                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 27, 2006

                            LAUREATE EDUCATION, INC.
             (Exact name of registrant as specified in its charter)

          Maryland                   0-22844                 52-1492296
 (State or other jurisdiction      (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)

                  1001 Fleet Street, Baltimore, Maryland 21202
               (Address of principal executive offices) (ZIP Code)

Registrant's telephone number, including area code: (410) 843-6100

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))
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Section 2 - Financial Information

 Item 2.02    Results of Operations and Financial Condition

     On February 27, 2006 the Company issued a press release announcing its financial results for the fourth quarter and year to date period ended December
31, 2005. A copy of the release is furnished as Exhibit 99.01 to this Current
Report on Form 8-K. The Registrant has posted this Current Report on Form 8-K on its Internet Web site at www.laureate-inc.com.

Section 9 - Financial Statements and Exhibits

 Item 9.01    Financial Statements and Exhibits

(c) Exhibits

99.01  Press Release issued February 27, 2006.
99.02  Webcast slides for February 27, 2006 presentation.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of
1934, nor shall it be deemed incorporated by reference in any filing under the
Securities Exchange Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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                                    SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           LAUREATE EDUCATION, INC.

                                           /s/ Rosemarie Mecca
                                           -------------------------------------
                                           Name: Rosemarie Mecca
                                           Title: Executive Vice President and
                                                  Chief Financial Officer

Date: February 27, 2006

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Exhibit Index

Exhibit       Description
-------       -----------

99.01         Press Release issued February 27, 2006.
99.02         Webcast slides for February 27, 2006 presentation.